Exhibit 10.12
ELEVENTH AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT

THIS ELEVENTH AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT (the “Amendment”) is made and entered into effective as of September 4, 2020 (the “Effective Date”), by and between COMMERCE BANK, a Missouri state bank and trust company (“Owner”), 8027 FORSYTH ACQUISITIONS, L.L.C., a Missouri limited liability company (“8027 Forsyth”), BRENTWOOD-FORSYTH PARTNERS I, LLC, a Missouri limited liability company (“Brentwood”), and U.S. CAPITAL DEVELOPMENT, LLC, a Missouri limited liability company (“USCD,” collectively, with 8027 Forsyth and Brentwood, hereinafter referred to as “Developer”).
WHEREAS, Owner, 8027 Forsyth, and USCD are parties to that certain Development Services Agreement dated as of October 18, 2019, as amended (the “Development Agreement”), whereby Owner engaged Developer to perform certain development services in connection with the development of the Project (as defined in the Development Agreement);
WHEREAS, Brentwood owns certain real property contained in the Project, will benefit from the Project and the Development Agreement, and agrees to join the Development Agreement as a Developer party; and
WHEREAS, Developer and Owner desire to amend the Development Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Terms. All capitalized terms not defined herein shall have the meaning given to them in the Development Agreement.
2.Brentwood. Brentwood hereby joins 8027 Forsyth and USCD as Developer under the Development Agreement, and all references to Developer under the Development Agreement shall collectively refer to Brentwood, 8027 Forsyth and USCD. Such Developer parties agree to be jointly and severally responsible for all obligations of Developer under the Development Agreement.
3.Entitlements. The Entitlements, as defined in Section 3.2.1 of the Development Agreement, have been obtained in accordance with the requirements of such Section, and Owner’s right to terminate the Development Agreement pursuant to such Section is hereby waived by Owner and shall be of no further force and effect.
4.Plans. The Plans and Specifications described on Exhibit B-1 to the Development Agreement are hereby supplemented by (a) the Commerce Tower and Garage Trending Log (the “Trend Log”) as revised and mutually executed from time to time by the Parties during construction of the Commerce Project, currently revision dated July 21, 2020, and (b) the

Exhibit 10.12
additional plans and specifications regarding the Garage, Garden Terrace and Fitness Center described on Exhibit A attached hereto and incorporated herein. The parties agree to use good faith, diligent efforts to mutually agree upon more detailed plans and specifications regarding the Terrace Garden by November 30, 2020, which approved plans and specifications will further supplement the Plans and Specifications.
5.Project Deadlines. The Project Schedule attached as Exhibit E-1 to the First Amendment is deleted and replaced with Schedule 1 hereto. The Project Schedule includes, without limitation, an extension of the Commerce Project Substantial Completion date to July 15, 2022.
The last sentence of Section 1.3 of the Development Agreement is hereby deleted and replaced with the following:
On or before July 15, 2022 (the date that Developer is required to Substantially Complete the Commerce Project), Developer shall cause the following to occur (collectively, “Common Facilities Completion”): (i) construction of the Parking Garage to be completed in accordance with the 8027 Plans and in accordance with the Plans and Specifications, (ii) construction of the Terrace Garden, including without limitation the Fitness Center, to be completed in accordance with the 8027 Plans and in accordance with the Plans and Specifications, and (iii) the Parking Garage, Terrace Garden and Fitness Center (which may be referred to collectively as the “Common Facilities”) to be open to and fully operational. The date on which Substantial Completion of the Commerce Project and Common Facilities Completion have both occurred may be referred to as the “Opening Date”.
6.Anchor Tenant. Owner represents and warrants to Developer that (a) it intends to enter into a lease of a portion of the Commerce Building with the Anchor Tenant (as redacted as provided in the following clause (b), the “Anchor Tenant Lease”), and (b) a true, complete, current and accurate copy of certain excerpts from the Anchor Tenant Lease related to the liability of Owner for late delivery of the premises to the Anchor Tenant is attached hereto as Schedule 2 (the “Anchor Lease Excerpt”) in accordance with Section 3.2.14 of the Development Agreement. In accordance with said Section 3.2.14, Developer hereby acknowledges that it has reviewed and consents to the Anchor Lease Excerpt, and agrees to indemnify and hold harmless Owner in accordance with the terms and conditions of Section 3.2.14 of the Development Agreement for any liability of Owner to the Anchor Tenant to the extent arising out of the provisions of the Anchor Lease Excerpt, excluding, however, subsections 25.27.4 and 25.27.5 thereof, due to failure of Developer for any reason, other than Force Majeure delay or Owner Delay, to Substantially Complete the Commerce Project in accordance with the Project Schedule. Developer also hereby acknowledges that it has reviewed and consents to the applicable remedies provisions set forth in Section 25.27 of the Anchor Tenant Lease as shown on the Anchor Lease Excerpt and agrees to indemnify and hold harmless Owner for any liability of Owner to the Anchor Tenant due to a failure by Developer to provide any of the Required Amenities, excluding, however, subsections 25.27.4 and 25.27.5 thereof.

Exhibit 10.12
At least fifteen (15) days prior to entering into any amendment to the Anchor Tenant Lease directly or indirectly relating to the provisions of the Anchor Tenant Lease relating to the foregoing indemnity, including, without limitation, the scope or definition of Landlord’s Work, Delivery Date, Delay Days, Base Condition or Required Amenities, as defined therein, or the liability of Owner for delivery of the premises under the Anchor Tenant Lease (each of which may be referred to as an “Indemnity-Related Provision”), Owner shall provide Developer written notice of such proposed amendment to any Indemnity-Related Provision for Developer’s approval, such approval not to be unreasonably withheld, conditioned or delayed. Should Developer fail to respond in writing to Owner within 5 days after receipt of such notice, Developer shall be deemed to have granted its approval to the amended Indemnity Related Provision(s) described in said notice. Developer shall not be bound by, and shall have no liability to Owner under, this Section 6 or the Development Services Agreement to the extent arising out of any amendment to the Anchor Tenant Lease not consented to in writing (or deemed approved pursuant to this paragraph) by Developer. Within five (5) days of receipt by Owner of any claim by the Anchor Tenant of any default by Owner under an Indemnity-Related Provision of the Anchor Tenant Lease, Owner shall deliver a copy of the same to Developer.
Notwithstanding anything herein or in the Anchor Tenant Lease to the Contrary, Developer shall have no liability to Owner under this Section 6 with respect to Section 3.2.14 of the Development Services Agreement (i) in excess of the actual damages suffered by Landlord in the form of lost actual rent payable to Owner under the Anchor Tenant Lease arising out of Developer’s failure for any reason, other than Force Majeure delay or Owner Delay, to Substantially Complete the Commerce Project in accordance with the Project Schedule; (ii) to the extent that such liability accrues after the first day of useful occupancy by the tenant under the Anchor Tenant Lease; (iii) to the extent that such liability does not arise out of the provisions of the Anchor Tenant Lease expressly included in the Anchor Lease Excerpt without regard to any other agreements of Owner and the Anchor Tenant, and by way of example, Developer shall have no liability arising out of any possible amendments or revisions to the Lease even if referenced in the Anchor Lease Excerpt; or (iv) for consequential, incidental or punitive damages owing by Owner to the Anchor Tenant for any reason.
7.Force Majeure. Section 12.9(c) defining “Force Majeure” is deleted and replaced with the following:
(c)    “Force Majeure” shall mean delays actually caused by any of the following: pandemic, to the extent accruing after June 30, 2020; acts of God; fire; unusually severe weather; explosion, riot, war, labor disputes, inability to obtain necessary materials, or Owner Change Orders. If a delay of performance occurs, the period for performance shall be extended for a time equal to the time lost because of the Force Majeure, but only if the party entitled to such extension gives prompt notice to the other party of the occurrence causing the delay and if the party so excused acts in good faith and uses due diligence to perform. The inability to obtain financing or lack of money shall not constitute Force

Exhibit 10.12
Majeure, and this provision shall not excuse non-payment of monies owed hereunder.
8.Parking Spaces. References in the General Project Description of Exhibit B-1 of the Development Agreement to the allocation of parking spaces between the Commerce Tower and the USCD Tower are hereby deleted.
9.Common Facilities Agreements. The parties have satisfied the contingency for finalizing the Common Facilities Agreements, as provided in Section 1.3 of the Development Agreement, which Common Facilities Agreements, listed below and in substantially the form and substance attached hereto as Exhibits B, C, D and E, respectively, shall be executed by the parties effective as of the Effective Date.
a.Parking Garage, Terrace Garden and Fitness Center Management Agreement (Exhibit B);
b.Parking Garage Reciprocal Easement and Joint Use and Operating Agreement (Exhibit C);
c.Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement (Exhibit D); and
d.Fitness Center License, Joint Use and Operating Agreement (Exhibit E).
On or before November 30, 2020, working together with diligence and in good faith, Owner and Developer shall establish easements that are reasonably necessary or appropriate for the development and operation of the Commerce Project and the 8027 Project, including without limitation easements for the benefit of the Commerce Project regarding sanitary sewer, storm sewer and water service for fire (the “Utility Easements”). The Utility Easements shall be documented in reasonably acceptable appurtenant easement agreements that are recorded in the local land records.
10.Construction Matters.
a.The fifth sentence in Section 3.1.3 is hereby deleted and replaced with the following:

Following execution hereof, Developer shall coordinate the preparation of detailed plans and specifications for the Commerce Project (collectively with the Preliminary Plans and Specifications, referred to herein, the “Plans and Specifications”) in accordance with the Preliminary Plans and Specifications and Project Budget and shall provide Owner with copies of Bid Packages 01 through 08 of such Plans and Specifications, as each successive revised version of the Plans and Specifications is available, for Owner’s Approval, not to be unreasonably withheld, conditioned or delayed, and upon completion of same in a form acceptable to both Developer and Owner, shall provide Owner with copies of such Plans and Specifications.

Exhibit 10.12
b.The second through fifth sentence in Section 3.2.2 is hereby deleted and replaced with the following:
Owner acknowledges that McCarthy Building Companies is the General Contractor. Developer, in its discretion, provided that the subcontracts are consistent with the terms of this Agreement, the Plans and Specifications, the Project Budget and the Project Schedule, shall select the subcontractors for the Commerce Project from such list of subcontractors Approved by Owner and Developer is not obligated to select the subcontractor with the lowest bid. Upon written request by Owner, Developer shall provide Owner with copies of bids with a detailed, itemized summary and comparison of the bid amounts, including copies of reasonable supporting information. In conjunction with Commerce Bank's Supplier Diversity Initiative, and to ensure that interested, qualified subcontractors within a given market will have an opportunity to compete for Commerce Bank's capital project work, Commerce Bank will require a reasonable and good faith effort to ensure that certified Diverse Suppliers (DS) have a fair and meaningful opportunity to participate in the bidding processes. Diverse Suppliers include, but are not limited to, WBE (Women Business Enterprise), MBE (Minority Business Enterprise), SBE (Small Business Enterprise), VOB (Veteran Owned Business), SDVOB (Service-Disabled Veteran Owned Business). Upon written request by Owner, Developer shall provide a current bidders list identifying the above mentioned Diverse Suppliers for all bid packages. Owner shall have the right to review bid results upon written request.
c.Section 3.6.1 is deleted and replaced with the following:
A Draw Request Summary in a form reasonably acceptable to Owner, certified to be true and correct by Developer, together with lien waiver for Development and Construction Management Fees, together with a completed standard AIA Form G702 and Form G703 signed by the General Contractor for such phase of construction, together with sworn statements and conditional waivers of liens from the Architect, Civil Engineer, and the General Contractor, collectively, the "Third Parties", covering all work, together with such invoices, or other supporting data as Owner or the title company may reasonably require to evidence that all costs for which Funding is sought have been incurred. Owner shall have the right to audit lien waivers files and related records upon written request.
d.    Section 3.6.2 is deleted and replaced with the following:
Unconditional waivers of claims and liens of all Third Parties with respect to all prior Fundings, to the extent not previously delivered to Owner;

Exhibit 10.12
e.    Section 3.6.3 is deleted and replaced with the following:
Copies of any final and executed Change Orders between Owner and Developer not previously furnished to Owner;
f.    Section 3.6.4 is deleted and replaced with the following:
Copies of all Contract Documents between Owner and Developer executed since the last Funding and any amendments or modifications to any Contract Documents.
11.Fitness Center Construction. New Section 3.9 is hereby inserted in the Development Agreement:
“3.9    Fitness Center Construction Cost. Prior to commencement of construction of the Fitness Center, Owner and Developer shall approve the plans and specifications for the construction of the Fitness Center and installation of the Fitness Center improvements, fixtures, equipment and furnishings, which approval shall not be unreasonably withheld. By progress payments by change order during construction, Owner shall pay to Developer Owner’s Allocable Share of the cost to construct the Fitness Center and install the Fitness Center improvements, furniture, fixtures and equipment, up to a maximum of Seven Hundred Fifty Thousand Dollars ($750,000.).”
12.Food Service. The following sentence is hereby added to the end of Section 1.3 of the Development Agreement:
“On or before Substantial Completion of the Commerce Project, Developer shall cause the owner of the 8027 Tower, Brentwood, to construct, on the lobby level of the 8027 Tower, a café or deli (which may be a kiosk or multiple kiosks) with grab-and-go type food offerings such as soups and sandwiches for on and off-site consumption. Such facility may be operated after the initial opening by such tenants or operators as Brentwood may reasonably select upon 30 days advance notice to Owner and opportunity to approve in good faith.”
13.Tenant Improvement Fee. Section 4.2 of the Development Agreement is hereby amended by adding the following sentence: “Notwithstanding anything herein to the contrary, no TI Fee shall be due and payable to Developer hereunder if and to the extent that Developer is receiving a fee for the same work pursuant to a separate agreement.”
14.Easement Cost Payment by Owner. Within two (2) weeks after the Effective Date, Owner will pay to Developer the sum of Three Million Six Hundred Thousand Dollars ($3,600,000.), as and for Owner’s net proportionate share of the cost of easements and license granted to it under the Common Facilities Agreements, including without limitation the Utility Easements, described in Section 9 above.

Exhibit 10.12
15.Construction in the Event of Conflict. In the event of any conflict between the terms of this Amendment and the terms of the remainder of the Development Services Agreement, the terms of this Amendment shall control.
16.Estoppel. Owner and Developer each hereby acknowledges and agrees that, as of the Effective Date of this Amendment, the Development Agreement is in full force and effect and, to the best of its actual knowledge, no defaults, or events of Force Majeure Delay or Owner Delay, have occurred (or with the giving of notice and expiration of applicable cure periods would be deemed to have occurred) under the Development Agreement.
17.Full Force and Effect. Except as amended hereby, all other terms and conditions of said Development Agreement, as amended, shall remain unchanged, and shall be in full force and effect. Should any of the terms of the Development Agreement conflict with this Amendment, then the terms of this Amendment shall control. The recitals hereto are incorporated herein by reference.
18.Counterparts. Owner and Developer each hereby acknowledge that this Amendment may be executed in counterparts and exchanged by facsimile transmission, and that the facsimile copies of each party’s respective signature shall be binding as if the same were an original signature.
19.Binding Effect. This Amendment shall inure to the benefit of and be binding on the parties hereto, their respective heirs, representatives, successors, and assigns.
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Exhibit 10.12
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year above written.
OWNER:

COMMERCE BANK

By: /s/ Charles G. Kim
Name: Charles Kim
Title: EVP & CFO

DEVELOPER:

BRENTWOOD-FORSYTH PARTNERS I, LLC

By: /s/ James G. Koman
James G. Koman, Manager

8027 FORSYTH ACQUISITIONS, LLC

By: /s/ James G. Koman
James G. Koman, Manager

U.S. CAPITAL DEVELOPMENT, LLC

By: /s/ Scott Sachtleben
Scott Sachtleben, Manager

Exhibit 10.12
SCHEDULE 1

Project Schedule

[Intentionally Omitted]

Exhibit 10.12
SCHEDULE 2

The Anchor Tenant Lease Excerpt

[Intentionally Omitted]

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EXHIBIT A

Outline of the Premises

[Intentionally Omitted]

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EXHIBIT B

Description of the Land

[Intentionally Omitted]

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EXHIBIT C

Depiction of the Project

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT D

Work

[Intentionally Omitted]

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EXHIBIT D-2

Landlord's Work Specifications

[Intentionally Omitted]

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EXHIBIT D-3

Construction Rules and Regulations

[Intentionally Omitted]

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EXHIBIT A
TO AMENDMENT

Parking Plan Depicting the Parking Facility, Including Reserved and Unreserved Parking Areas, and Ingress and Egress Ramps

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT B
TO AMENDMENT

Parking Garage, Terrace Garden, and Fitness Center Management Agreement

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT A
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Legal Description of the Brentwood Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT B
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Legal Description of the Commerce Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT C
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Parking Plan Depicting the Parking Facility, Including Reserved and Unreserved Parking Areas, and Ingress and Egress Ramps

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT D
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Drawing Depicting the Terrace Garden

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT E
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Drawing Depicting the Fitness Center

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT F
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Parking Rates

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT G
to
Parking Garage, Terrace Garden, and Fitness Center Management Agreement

Memorandum of Agreement

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT C
TO AMENDMENT

Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT A
to
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Brentwood Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT B
to
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Commerce Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT C
to
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Parking Plan Depicting the Parking Facility, Including Reserved and Unreserved Parking Areas, and Ingress and Egress Ramps

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT D
TO AMENDMENT

Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT A
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Brentwood Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT B
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Commerce Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT C
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Plan Depicting the Terrace Garden

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT D
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Plan Depicting the Fitness Center

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT E
TO AMENDMENT

Fitness Center License, Joint Use and Operating Agreement

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT A
to
Fitness Center License, Joint Use and Operating Agreement

Description of the Brentwood Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT B
to
Fitness Center License, Joint Use and Operating Agreement

Description of the Commerce Land

[Intentionally Omitted]

Exhibit 10.12
EXHIBIT C
to
Fitness Center License, Joint Use and Operating Agreement

Plan Depicting the Fitness Center

[Intentionally Omitted]
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